UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

ATIF HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38876	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25391 Commercentre Dr., Ste 200, Lake Forest, CA	92630
(Address of Principal Executive Offices)	(Zip Code)

646-828-8710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	ATIF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 12, 2024, ATIF Holdings Limited (the “Company”) received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) Listing Qualifications Staff (the “Staff”) stating that the Staff has determined, unless the Company timely requests an appeal of the Staff’s determination, before Nasdaq’s Hearing Panel (the “Panel”), by December 19, 2024, to delist the Company’s ordinary shares from the Nasdaq Capital Market because the Company is not in compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in the Nasdaq Listing Rule 5550(b) as reported in the Company’s Annual Report on Form 10-K for the year ended July 31, 2024.

The notice has no immediate impact on the Company's listing and trading, as the Company intends to request a hearing before the Panel by December 19, 2024. Such request will stay any suspension or delisting action by Nasdaq pending the completion of the hearing process There can be no assurance that the Panel will grant the Company's request for additional time to demonstrate compliance of continued listing requirement or that the Company will be able meet the continued listing requirement during any compliance period or in the future. If the Panel does not grant the Company's request for additional time, its ordinary shares will be subject to delisting and the liquidity and marketability of the Company's ordinary shares would be adversely affected.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a delisting notification.

Item 8.01 Other Events.

On December 17, 2024, the Company issued a press release announcing that it will change the ticker symbol of its ordinary shares listed on the Nasdaq Capital Market from “ATIF” to “ZBAI”. The change will become effective at the start of trading on December 18, 2024. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	ATIF Holdings Limited Press Release, dated December 17, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATIF Holdings Limited

	By:	/s/ Jun Liu
Jun Liu,
Chief Executive Officer

Dated: December 17, 2024